Exhibit 10.2

AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT, dated as of October 15, 2015 (this “Amendment”), is entered into by and among:
(a)    SUPERIOR COMMERCE LLC, a Delaware limited liability company (the “Seller”) ,
(b)    SCP DISTRIBUTORS LLC, a Delaware limited liability company (the “Servicer”), and
(c)    THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as agent for the Victory Group (the “Victory Group Co-Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Wells Group (the “Wells Group Co-Agent”, and together with the Victory Group Co-Agent, the “Co-Agents”).
Capitalized terms used and not otherwise defined herein shall have the meanings thereto in that certain Receivables Purchase Agreement, dated as of October 11, 2013 (as amended or otherwise modified from time to time, the “Receivables Purchase Agreement”).
PRELIMINARY STATEMENT
The parties wish to amend the Receivables Purchase Agreement as hereinafter provided.
In consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. On the terms and subject to the conditions set forth in this Amendment, the parties hereto agree as follows:

1.1The definitions of the following terms set forth in Exhibit I to the Receivables Purchase Agreement are hereby amended and restated in their entirety to read, respectively, as set forth below:

“Facility Limit” means, for each month (or, in the case of October 2015, portion of a month) beginning on or after October 15, 2015, (a) the amount specified in the second column of the table below (the “Base Facility Limit”), plus (b) the amount (if any) specified in the third column below (the “Seasonal Facility Limit”); provided, however, that the Facility Limit may be increased up to an amount to be determined by agreement of Seller and the Co-Agents, so long as no Amortization Event or Potential Amortization Event exists and is continuing (it being understood that the Commitments associated with any increase in the Facility Limit may be provided by existing Purchasers and/or new Purchasers):

Month (beginning on or after October 1, 2015)*	Base Facility Limit	Seasonal Facility Limit	Facility Limit
October	$85,000,000	n/a	$85,000,000
November	$75,000,000	n/a	$75,000,000
December	$55,000,000	n/a	$55,000,000
January	$65,000,000	n/a	$65,000,000
February	$75,000,000	n/a	$75,000,000
March	$80,000,000	$40,000,000	$120,000,000
April	$120,000,000	$40,000,000	$160,000,000
May	$160,000,000	$40,000,000	$200,000,000
June	$160,000,000	$40,000,000	$200,000,000
July	$130,000,000	$40,000,000	$170,000,000
August	$135,000,000	n/a	$135,000,000
September	$110,000,000	n/a	$110,000,000
*Nothing in this table shall be deemed to imply that any Commitment or the Facility Limit extends beyond the Facility Termination Date.

“Facility Termination Date” means the earlier of (i) October 16, 2017, and (ii) the Amortization Date.
“LIBOR Market Index Rate” means, for any day, the one-month Eurodollar Rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrative Agent from another recognized source for interbank quotation), in each case, changing when and as such rate changes; provided, however, that if, on any day, such one-month Eurodollar Rate for U.S. dollar deposits is reported to be a less than 0%, for purposes of the Transaction Documents, the “LIBOR Market Index Rate” shall be deemed to be 0% for such day.
1.2Schedule A to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Schedule A to this Amendment.

2.Effect of Amendment. Except as specifically amended hereby, the Receivables Purchase Agreement and all exhibits and schedules attached thereto shall remain unaltered and in full force and effect.

3.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties to the Receivables Purchase Agreement, whether or not they are parties hereto, and their successors and permitted assigns.

4.Effectiveness. Effectiveness of this Amendment is subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:
(a)The Administrative Agent shall have received counterparts hereof, duly executed by each of the parties hereto;

(b)The Administrative Agent shall have received counterparts of an amendment fee letter, dated as of the date hereof, duly executed by each of the Co-Agents and the Seller, and each of the Co-Agents shall have received payment of the amendment fee specified therein in immediately available funds; and

(c)Each of the representations and warranties contained in Article III of the Receivables Purchase Agreement is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case each of such representations and warranties is true and correct in all material respects as of such earlier date; provided that the materiality threshold in this clause (c) shall not be applicable to any representation or warranty which itself contains a materiality threshold.

5.Miscellaneous.

5.1CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

5.2CONSENT TO JURISDICTION. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY OF THE AGENTS OR THE PURCHASERS TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY OF THE AGENTS OR THE PURCHASERS OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

5.3WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT.

5.4Counterparts; Severability. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail message attaching a “PDF” or other image of a signed signature page shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

<Balance of Page Intentionally Left Blank>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

SUPERIOR COMMERCE LLC, as Seller
By: /s/ Steven Cassanova Name: Steven Cassanova Title: Treasurer

SCP DISTRIBUTORS LLC, as Servicer
By: /s/ Melanie Housey Hart Name: Melanie Housey Hart Title: Assistant Secretary/Chief Accounting Officer

[Additional Signatures to Follow]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Group Co-Agent
By: /s/ Christopher Pohl Name: Christopher Pohl Title: Managing Director

[Additional Signatures to Follow]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Wells Group Co-Agent
By: /s/ William P Rutkowski Name: William P. Rutkowski Title: Vice President

[End of Signatures]

7